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                                                                   EXHIBIT 10.35

THIS AGREEMENT (the "AGREEMENT") is made as of 31 December 2005 among:

(1) ALLIED WORLD ASSURANCE COMPANY, LTD, a corporation organized under the laws of Bermuda, as Borrower (the "BORROWER"); and

(2)   BARCLAYS BANK PLC, as Issuer (the "ISSUER").

(A) WHEREAS, pursuant to a letter of credit issuance facility agreement dated as of 31 December 2003 as amended by a Global Amendment Agreement dated as of January 11, 2005, each between the Borrower and the Issuer (as amended, increased or otherwise modified from time to time, the "ORIGINAL CREDIT AGREEMENT"), the Issuer issued certain letters of credit in accordance with the terms of the Original Credit Agreement.

(B) WHEREAS, pursuant to a Security Agreement dated as of 31 December 2003 (as amended or otherwise modified from time to time, the "SECURITY AGREEMENT") executed by the Borrower in favor of the Issuer, the Borrower granted a security interest in the Collateral (as defined therein) to the Issuer.

(C) WHEREAS the parties desire to extend the tenure of the Credit Agreement and make certain other amendments to the documents described above, all as set out below.

IT IS AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Agreement:

      "AMENDED AGREEMENT" means the Original Credit Agreement as amended by this Agreement.

      "EFFECTIVE DATE" shall have the meaning given to it in Clause 5.1.

1.2   INCORPORATION OF DEFINED TERMS

      Terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Original Credit Agreement.

1.3   CLAUSES

      (a) In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

      (b)   Clause and Schedule headings are for ease of reference only.

2.    REPRESENTATIONS

      The Borrower repeats the representations set out in Clause 5 (Representations and Warranties) of the Original Credit Agreement as amended by Clause 3 below as if


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      each reference in those representations to "this Agreement" includes a reference to (a) this Agreement and (b) the Amended Agreement.

3.    AMENDMENTS

3.1   AMENDMENT OF THE ORIGINAL CREDIT AGREEMENT

      With effect from the Effective Date the Original Credit Agreement shall be amended as follows:

      3.1.1 In clause (A) of the Recitals the term "$125,000,000" shall be deleted and replaced with the term "$250,000,000."

      3.1.2 In the definition of "AGGREGATE FACILITY LC COMMITMENT" the term "$125,000,000" shall be deleted and replaced with the term "$250,000,000."

      3.1.3 The definition of "COLLATERAL" shall be deleted in its entirety and replaced with:

                  "COLLATERAL" means at any time US Government Securities.

      3.1.4 The definition of "US GOVERNMENT SECURITIES" shall be deleted in its entirety and replaced with:

                  "US GOVERNMENT SECURITIES" means at any time treasury bills, notes and bonds issued by the US Government (but excluding securities issued by any agency of the US Government) and which are rated at least AAA by S&P and which have a remaining modified duration of less than eight years.

      3.1.5 The definition of "LC FACILITY TERMINATION DATE" shall be deleted in its entirety and replaced with:

                  "LC FACILITY TERMINATION DATE" means December 31, 2008 (as such date may be extended by amendment hereto) or any earlier date on which the Aggregate Facility LC Commitment is reduced to zero or otherwise terminated and/or the Facility LC Obligations shall become due and payable in accordance with the provisions of this Agreement.

      3.1.6 The following definitions shall be added to Clause 1 (Definitions):

            (a) "AWAH FACILITY" means (i) the Credit Agreement dated as of March 30, 2005 among the Parent, Bank of America N.A., Wachovia Bank, National Association and the other lenders party thereto, as amended, modified or supplemented from time to time and (ii) any loan agreement, credit agreement or similar agreement entered into in replacement or refinancing thereof.

            (b) "PARENT" means Allied World Assurance Holdings, Ltd, an exempted Bermuda company.


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      3.1.7 Clause 5.6 shall be deleted in its entirety and replaced with the following:

            Since 31 December 2003, there has been no change in the business, Property, condition (financial or otherwise), prospects or results of operations of the Borrower and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect except (i) for the cumulative effects of hurricanes Katrina, Rita and Wilma during the 2005 hurricane season of the United States of America, (ii) as described in Clause 5.8 (Litigation and Contingent Obligations) and (iii) the Permitted Terminations.

      3.1.8 Clause 5.8 shall be deleted in its entirety and replaced with the following:

            There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to (a) have a Material Adverse Effect except for the investigation by the Attorney General of the State of Texas into price fixing and/or bid-rigging by the Borrower and anti-competitive behaviour involving the Borrower or (b) prevent, enjoin or unduly delay the issuance of Facility LCs under this Agreement. As of the date hereof, the Borrower has no material Contingent Obligations not provided for or disclosed in the Financial Statements.

      3.1.9 A new Clause 7.12 shall be added as follows:

            7.12 The occurrence of an Event of Default (as defined in the AWAH Facility) under the AWAH Facility.

4.    CONTINUITY AND FURTHER ASSURANCE

4.1   CONTINUING OBLIGATIONS

      The provisions of the Original Credit Agreement and the Security Agreement shall, save as amended in this Agreement, continue in full force and effect.

4.2   FURTHER ASSURANCE

      The Borrower shall, at the reasonable request of the Issuer and at its own expense, do all such acts and such things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.    EFFECTIVENESS AND CONFIRMATION

5.1   EFFECTIVENESS

      This Agreement shall become effective as of 31 December 2005 upon confirmation by the Issuer to the Borrower that the Issuer has received, in form and substance satisfactory to it, each of the documents set out in
      Schedule 1 (Conditions Precedent) (the "EFFECTIVE DATE").

5.2   SECURITY INTEREST CONFIRMATION

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      The Borrower hereby confirms that the security interest granted to the
      Issuer under the Security Agreement shall continue to apply to the Amended Agreement.

6.    FEES, COSTS AND EXPENSES

6.1   EXTENSION FEE

      The Borrower shall pay to the Issuer an extension fee of $85,000 (the "EXTENSION FEE"), to be paid on signing of this Agreement.

6.2   TRANSACTION EXPENSES

      The Borrower shall promptly on demand pay the Issuer the amount of all costs and expenses (including legal fees) reasonably incurred by the Issuer in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.3   ENFORCEMENT COSTS

      The Borrower shall, within three Business Days of demand, pay to the Issuer the amount of all costs and expenses (including legal fees) reasonably incurred by the Issuer in connection with the enforcement of, or the preservation of any rights under this Agreement.

6.4   STAMP TAXES

      The Borrower shall pay and, within three Business Days of demand, indemnify the Issuer against any cost, loss or liability that the Issuer incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

7.    MISCELLANEOUS

7.1   INCORPORATION OF TERMS

      Clauses 9.4 (Entire Agreement), 9.7 (Severability of Provisions), 9.9 (Choice of Law), 9.10 (Consent to Jurisdiction), 9.11 (Waiver of Jury Trial) and 9.12 (Counterparts) of the Original Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" are references to this Agreement.

7.2   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

      THIS AGREEMENT is effective as of the Effective Date.


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SIGNATURES

ALLIED WORLD ASSURANCE COMPANY, LTD
AS BORROWER

By: /s/ Joan H. Dillard
    ----------------------
Name: Joan H. Dillard

Title: Senior Vice President & Chief Financial Officer



By: /s/ Marchelle D. Lewis
    ----------------------
Name: Marchelle D. Lewis

Title: Vice President & Treasurer



BARCLAYS BANK PLC
AS ISSUER

By:  /s/ Jonathan Wright
   ------------------------------------
Name:  Jonathan Wright
     ----------------------------------
Title:  Corporate Credit Analyst
       --------------------------------